Summary Prospectus and Prospectus Supplement Non-U.S. Intrinsic Value Fund
Supplement dated February 22, 2025 ■ Summary Prospectus and Prospectus dated April 1, 2024

The following entry is added for Pablo Valcarce in the Portfolio Managers section in the summary prospectus and on page 5 of the prospectus:

Pablo Valcarce, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2019.

The following entry is added for Pablo Valcarce in the The Fund Management Team section on page 11 in the prospectus:

Pablo Valcarce
Mr. Valcarce, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2019. He joined American Century Investments in 2019 as an Investment Analyst and became a Senior Investment Analyst in 2021. He has bachelor’s degrees in Business Administration and Law from the Universidad Carlos III de Madrid. He is a CFA charterholder.

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